                                                                    EXHIBIT 99.1

                                            Net Interest Margin Trust 1995-A
                                            April, 2001
                                            Payment:  May 15, 2001

                                            Net Interest Margin Trust 1995-A
                                            May, 2001
                                            Payment:  June 15, 2001
                                            7.25% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES
                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                                     Distribution Date: 06/15/01

                                                                                           Per $1,000
Securitized Net Interest Margin Certificates                                                Original
--------------------------------------------                                               ----------
1.  Amount Available                                             792,611.20
                                                         ------------------
    Pro rata Share of Excess from NIM 94-A                     2,772,753.62
                                                         ------------------
Interest

2.  Aggregate Interest                                           144,045.77                0.46768107
                                                         --------------------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                             144,045.77
                                                         ------------------

Principal

6.  Current month's principal distribution                     3,421,319.05               11.10817873
                                                         --------------------------------------------

7.  Remaining outstanding principal balance                   20,420,739.63               066.3011027
                                                         --------------------------------------------
    Pool Factor                                                  0.06630110
                                                         ------------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                              185,131,910.74**
                                                         ------------------

9.  Aggregate amount on deposit in Reserve Fund                7,500,000.00
                                                         ------------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)            23,773.34
                                                         ------------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                              2,325,049.32
                                                         ------------------

12. Weighted average CPR                                             11.16%
                                                         ------------------

13. Weighted average CDR                                              3.42%
                                                         ------------------

14. Annualized net loss percentage                                    2.47%
                                                         ------------------

15. Delinquency      30-59 day                                        1.80%
                                                         ------------------
                     60-89 day                                        0.59%
                                                         ------------------
                     90+ day                                          1.14%
                                                         ------------------
                     Total 30+                                        3.53%
                                                         ------------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/01.

                                            Net Interest Margin Trust 1995-A
                                            May, 2001
                                            Payment:  June 15, 2001

                                            *REVISED*


                                              Fee Assets
                              --------------------------------------------
                                 Guarantee      Inside          Fee Asset
                                  Fees           Refi             Total
                              --------------------------------------------

GTFC 1994-5                           0.00     23,966.93        23,966.93
GTFC 1994-6                      21,558.65     16,616.75        38,175.40
GTFC 1994-7                       5,027.42      8,930.98        13,958.40
GTFC 1994-8                           0.00     15,514.32        15,514.32
GTFC 1995-1                           0.00      4,303.31         4,303.31
GTFC 1995-2                           0.00          0.00             0.00
GTFC 1995-3                      89,224.83     28,298.08       117,522.91
GTFC 1995-4                     110,321.77     31,014.64       141,336.41
GTFC 1995-5                           0.00          0.00             0.00
                              --------------------------------------------

                                226,132.67    128,645.01       354,777.68

Total amount of Guarantee Fees and
     Inside Refinance Payments                                 354,777.68

Subordinated Servicing Fees                                    370,126.80

Payment on Finance 1 Note                                      724,904.48

Allocable to Interest (current)                                651,637.96

Allocable to accrued but unpaid Interest                             0.00

Accrued and unpaid Trustee Fees                                      0.00

Allocable to Principal                                          73,266.52

Finance 1 Note Principal Balance                           107,784,050.54

                                              Net Interest Margin Trust 1995-A
                                              May, 2001
                                              Payment:  June 15, 2001

                                              *REVISED*



                                              Inside
                           Residual            Refi              Total
                    -----------------------------------------------------

GTFC 1994-5                    0.00               0.00              0.00
GTFC 1994-6                    0.00               0.00              0.00
GTFC 1994-7                    0.00               0.00              0.00
GTFC 1994-8                    0.00               0.00              0.00
GTFC 1995-1                    0.00               0.00              0.00
GTFC 1995-2                    0.00          18,159.70         18,159.70
GTFC 1995-3                    0.00               0.00              0.00
GTFC 1995-4                    0.00               0.00              0.00
GTFC 1995-5                    0.00          49,547.02         49,547.02
                    -----------------------------------------------------
                               0.00          67,706.72         67,706.72

             Total Residual and Inside
                        Refinance Payments                     67,706.72